SUPPLEMENT DATED MARCH 26, 2010 TO
                       THE PROSPECTUS DATED MARCH 5, 2010

               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 642

                        CLAYMORE/GUGGENHEIM INTERMEDIATE
                   INVESTMENT-GRADE CORPORATE TRUST, SERIES 18


                               FILE NO. 333-162605


   Notwithstanding anything to the contrary in the Prospectus, the third paragraph of the "Underwriting Concessions" section on pages 17 and 18 of the Prospectus is hereby replaced with the following:

   Following the first day that units are sold publicly, Underwriters that sell $249,999 or less in units of the trust on a given day will be entitled to a maximum dealer concession of $31.00 per unit, and Underwriters that sell at least $250,000 in units on a given day will be entitled to a maximum dealer concession per unit equal to the amount received for sales occurring on the first day units are sold publicly.


                        Please keep for future reference.